News Release

Medical Innovation Holdings To Be Featured On National Radio Telecasted Tuesday October 24th, 2017 at 10AM EST On Beasley Broadcasting.

Medical Innovation Holdings, Inc. (“MIHI” or the “Company”) a publically traded company will be a special guest on a long running show, the RP Summit Business hour Hosted by Mick Bazuly on 95.3 FM South Florida, 1470 AM South Florida WWW.WWNNRADIO.COM as well as Telecasted Worldwide on WWW.AMP2.TV.

Company CEO Jake Sanchez will be interviewed live on air and discuss the company’s recent approvals of Government Bar Code acceptance for billing, the acquisitions and expanding the company’s brand.

“With the baby Boomers getting to the age of retirement and expanded heath needs, we feel the Tele-Medical Industry is going to be as accepted as shopping online soon.” Said show host Mick Bazsuly.

The RP Summit Business Hour (www.rpsummit.com) can be listened to live or on tape under

The Mick Bazsuly show on www.YOUTUBE.com

Questions may be e-mailed in advance to mickespn@aol.com and may be used on the show.

About Medical Innovation Holdings, Inc.

Medical Innovation Holdings, Inc. (MIHI) owns and operates strategically aligned health care service companies focused on the delivery of clinical virtual medicine (health) to bring quality medical care to all areas of need, including rural and underdeveloped areas across the country. Through its wholly owned 3Point Care subsidiary, MIHI provides personalized high-tech telemedicine encounters pairing the company’s virtual health specialty doctors and traditional primary doctors that utilize next-gen virtual health technologies to connect a patient with a multi-disciplinary specialty clinical health care practice. Through its other companies and partnerships, MIHI offers Affordable Care Organization (ACO) support, wellness and prevention, lab analysis and lab services, and remote diagnostic monitoring.

We serve a number of constituents and stakeholders interested in reducing the cost of care, enhancing the quality of care, promoting access to care, and maintaining the continuum of care.

For more information, visit http://www.MedicalInnovationHoldings.com

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements as defined within Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events, including our ability to raise capital, or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

For a discussion of these risks and uncertainties, please see our filings with the Securities and Exchange Commission. Our public filings with the SEC are available from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov.

Investor Contacts:

Medical Innovation Holdings

866-883-3793 Office

Investor@MedicalInnovationHoldings.com

Communications Contact:

NetworkNewsWire (NNW)

New York, New York

www.NetworkNewsWire.com

212.418.1217 Office

Editor@NetworkNewsWire.com